                                                                    Exhibit 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint PAUL DONOVAN and RICHARD M. SCHILLING, and either or both of them as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission a Registration Statement on Form S-3 and any amendments, supplements and post-effective amendments thereto, in connection with the registration under the Securities Act of 1933, as amended, of the Corporation's debt securities, consisting of debentures, notes and/or other unsecured evidences of indebtedness, up to an aggregate of $150,000,000 principal amount of indebtedness having a maturity of more than one year from the date of issuance.

     That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint PAUL DONOVAN and RICHARD M. SCHILLING, and either or both of them as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form S-3.

     And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form S-3 shall comply with the Securities Act of 1933 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 5th day of February, 1996.


                                     SUNDSTRAND CORPORATION



                                     By:  /s/ Don R. O'Hare
                                          ------------------------
                                          Don R. O'Hare
                                          Chairman of the Board


(CORPORATE SEAL)

ATTEST:


/s/ William R. Coole
----------------------
William R. Coole
Assistant Secretary


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             SIGNATURE                    TITLE
             ----------------------       ------------------------




             /s/ Robert H. Jenkins        President and Chief
             ----------------------       Executive Officer and
             Robert H. Jenkins            Director





             /s/ Paul Donovan             Executive Vice President
             ----------------------       and Chief Financial
             Paul Donovan                 Officer





             /s/ DeWayne J. Fellows       Vice President and
             ----------------------       Controller
             DeWayne J. Fellows




             /s/ Don R. O'Hare            Chairman of the Board
             ----------------------
             Don R. O'Hare




             /s/ J.P. Bolduc              Director
             ----------------------
             J.P. Bolduc




             /s/ Gerald Grinstein         Director
             ----------------------
             Gerald Grinstein




             /s/ Charles Marshall         Director
             ----------------------
             Charles Marshall




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             SIGNATURE                    TITLE
             ----------------------       ------------------------




                                          Director
             ----------------------
             Klaus H. Murmann




             /s/ Donald E. Nordlund       Director
             ----------------------
             Donald E. Nordlund




             /s/ Thomas G. Pownall        Director
             ----------------------
             Thomas G. Pownall




             /s/ John A. Puelicher        Director
             ----------------------
             John A. Puelicher




             /s/ Ward Smith               Director
             ----------------------
             Ward Smith




             /s/ Robert J. Smuland        Director
             ----------------------
             Robert J. Smuland




             /s/ Berger G. Wallin         Director
             ----------------------
             Berger G. Wallin